SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
RETIREMENT MONEY MARKET PORTFOLIO
FUNDS OF
FIDELITY MONEY MARKET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Retirement Government Money Market Portfolio and Retirement Money Market Portfolio (the funds) will be held at an office of Fidelity Money Market Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on September 13, 2000, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1.  To elect a Board of Trustees.

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

 3.  To authorize the Trustees to adopt an amended and restated Trust
     Instrument.

 4.  To approve an amended management contract for each fund.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 5. To amend each fund's fundamental investment limitation concerning diversification.

 6. To amend each fund's fundamental investment limitation concerning underwriting.

 7. To amend each fund's fundamental investment limitation concerning concentration.

 The Board of Trustees has fixed the close of business on July 17, 2000 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

July 17, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO VOTE USING THE TOUCH-TONE VOTING INSTRUCTIONS FOUND BELOW OR INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee u/t/d  Ann B. Collins, Trustee
       12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1.  Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4.  Follow the simple recorded instructions to cast your vote.


PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY MONEY MARKET TRUST:
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
RETIREMENT MONEY MARKET PORTFOLIO
TO BE HELD ON SEPTEMBER 13, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Money Market Trust (the trust) to be used at the Special Meeting of Shareholders of Retirement Government Money Market Portfolio and Retirement Money Market Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on September 13, 2000 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 17, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. [In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $______ (Retirement Government Money Market Portfolio) and $____ (Retirement Money Market Portfolio). The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $___ (Retirement Government Money Market Portfolio) and $___ (Retirement Money Market Portfolio).] If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 The principal business address of Fidelity Distributors Corporation
(FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of May 31, 2000 are indicated in the following table:

Retirement Government Money  ________________
Market Portfolio

Retirement Money Market      ________________
Portfolio

 [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of the funds on May 31, 2000 was as follows:]

 [FMR has advised the trust that for Proposals ___ contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.]

 Shareholders of record at the close of business on July 17, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED AUGUST 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED FEBRUARY 29, 2000 CALL 1-888-622-3175 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 7 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following tables summarize the proposals applicable to each fund.

 Proposal #                Proposal Description         Applicable Fund(s)    Page

 1.                       To elect as Trustees the      All
                          twelve nominees presented in
                          Proposal 1.

 2.                       To ratify the selection of    All
                          PricewaterhouseCoopers LLP
                          as independent accountants
                          of the funds.

 3.                       To authorize the Trustees to  All
                          adopt an amended and
                          restated Trust Instrument.

 4.                       To approve an amended         All
                          management contract for each
                          fund to include annual
                          premium payments, if any, to
                          a captive mutual insurance
                          company in the list of
                          enumerated expenses borne
                          directly by each fund and to
                          allow for future
                          modifications of the
                          contract without shareholder
                          approval vote if permitted
                          by the 1940 Act.

ADOPTION OF STANDARDIZED
INVESTMENT LIMITATIONS

 5.                       To amend each fund's          All
                          fundamental investment
                          limitation concerning
                          diversification.

 6.                       To amend each fund's          All
                          fundamental investment
                          limitation concerning
                          underwriting.

 7.                       To amend each fund's          All
                          fundamental investment
                          limitation concerning
                          concentration.


1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Trust Instrument of Fidelity Money Market Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Fidelity Money Market Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, Ned C. Lautenbach, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board in March 1997, January 2000, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Messrs. Gates, Lautenbach, McCoy, and Pozen, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Messrs. Gates, McCoy, and Pozen are currently a Trustee of 55 registered investment companies advised by FMR. Mr. Lautenbach is currently a Trustee of 52 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)          Principal Occupation **         Year of Election or Appointment

Ralph F. Cox           President of RABAR              1991
(68)                   Enterprises (management
                       consulting-engineering
                       industry, 1994). Prior to
                       February 1994, he was
                       President of Greenhill
                       Petroleum Corporation
                       (petroleum exploration and
                       production). Until March
                       1990, Mr. Cox was President
                       and Chief Operating Officer
                       of Union Pacific Resources
                       Company (exploration and
                       production). He is a
                       Director of Waste Management
                       Inc. (non-hazardous waste,
                       1993), CH2M Hill Companies
                       (engineering), and
                       Bonneville Pacific
                       (independent power and
                       petroleum production). In
                       addition, he is a member of
                       advisory boards of Texas A&M
                       University and the
                       University of Texas at Austin.

Phyllis Burke Davis    Retired from Avon Products,     1992
(68)                   Inc. where she held various
                       positions including Senior
                       Vice President of Corporate
                       Affairs and Group Vice
                       President of U.S. sales,
                       distribution, and
                       manufacturing. She is
                       currently a Director of
                       BellSouth Corporation
                       (telecommunications), Eaton
                       Corporation (manufacturing),
                       and the TJX Companies, Inc.
                       (retail stores), and
                       previously served as a
                       Director of Hallmark Cards,
                       Inc., Nabisco Brands, Inc.,
                       and Standard Brands, Inc. In
                       addition, she is a member of
                       the Board of Directors of
                       the Southampton Hospital in
                       Southampton, N.Y. (1998).

Robert M. Gates        Consultant, author, and         1997
(56)                   lecturer (1993). Mr. Gates
                       was Director of the Central
                       Intelligence Agency (CIA)
                       from 1991-1993. From 1989 to
                       1991, Mr. Gates served as
                       Assistant to the President
                       of the United States and
                       Deputy National Security
                       Advisor. Mr. Gates is a
                       Director of Charles Stark
                       Draper Laboratory
                       (non-profit), NACCO
                       Industries, Inc. (mining and
                       manufacturing), and TRW Inc.
                       (automotive, space, defense,
                       and information technology).
                       Mr. Gates previously served
                       as a Director of LucasVarity
                       PLC (automotive components
                       and diesel engines). He is
                       currently serving as Dean of
                       the George Bush School of
                       Government and Public
                       Service at Texas A & M
                       University (1999-2000). Mr.
                       Gates also is a Trustee of
                       the Forum for International
                       Policy and of the Endowment
                       Association of the College
                       of William and Mary. In
                       addition, he is a member of
                       the National Executive Board
                       of the Boy Scouts of America.

*Edward C. Johnson 3d  President, is Chief Executive   1978
(70)                   Officer, Chairman, and a
                       Director of FMR Corp.; a
                       Director and Chairman of the
                       Board and of the Executive
                       Committee of FMR; Chairman
                       and a Director of Fidelity
                       Management & Research (U.K.)
                       Inc. and of Fidelity
                       Management & Research (Far
                       East) Inc.; Chairman (1998)
                       and a Director (1997) of
                       Fidelity Investments Money
                       Management, Inc.; Chairman
                       and Representative Director
                       of Fidelity Investments
                       Japan Limited (1997); and a
                       Director of FDC and of FMR
                       Co., Inc. (2000).

Donald J. Kirk         Executive-in-Residence (1995)   1987
(67)                   at Columbia University
                       Graduate School of Business.
                       From 1987 to January 1995,
                       Mr. Kirk was a Professor at
                       Columbia University Graduate
                       School of Business. Prior to
                       1987, he was Chairman of the
                       Financial Accounting
                       Standards Board. Mr. Kirk
                       previously served as a
                       Director of General Re
                       Corporation (reinsurance,
                       1987-1998) and as a Director
                       of Valuation Research Corp.
                       (appraisals and valuations,
                       1993-1995). He serves as
                       Chairman of the Board of
                       Directors of National Arts
                       Stabilization Inc., Chairman
                       of the Board of Trustees of
                       the Greenwich Hospital
                       Association, Director of the
                       Yale-New Haven Health
                       Services Corp. (1998), Vice
                       Chairman of the Public
                       Oversight Board of the
                       American Institute of
                       Certified Public
                       Accountants' SEC Practice
                       Section (1995), and as a
                       Public Governor of the
                       National Association of
                       Securities Dealers, Inc.
                       (1996).

Ned C. Lautenbach      Partner of Clayton, Dubilier    2000
(56)                   & Rice, Inc. (private equity
                       investment firm) since
                       September 1998. Mr.
                       Lautenbach was Senior Vice
                       President of IBM Corporation
                       from 1992 until his
                       retirement in July 1998.
                       From 1993 to 1995 he was
                       Chairman of IBM World Trade
                       Corporation. He also was a
                       member of IBM's Corporate
                       Executive Committee from
                       1994 to July 1998. He is a
                       Director of PPG Industries
                       Inc. (glass, coating and
                       chemical manufacturer),
                       Dynatech Corporation (global
                       communications equipment),
                       Eaton Corporation (global
                       manufacturer of highly
                       engineered products) and
                       ChoicePoint Inc. (data
                       identification, retrieval,
                       storage, and analysis).

*Peter S. Lynch        Vice Chairman and a Director    1990
(57)                   of FMR; and a Director of
                       FMR Co., Inc. (2000). Prior
                       to May 31, 1990, he was a
                       Director of FMR and
                       Executive Vice President of
                       FMR (a position he held
                       until March 31, 1991); Vice
                       President of Fidelity
                       Magellan Fund and FMR Growth
                       Group Leader; and Managing
                       Director of FMR Corp. Mr.
                       Lynch was also Vice
                       President of Fidelity
                       Investments Corporate
                       Services (1991-1992). In
                       addition, he serves as a
                       Trustee of Boston College,
                       Massachusetts Eye & Ear
                       Infirmary, Historic
                       Deerfield (1989) and Society
                       for the Preservation of New
                       England Antiquities, and as
                       an Overseer of the Museum of
                       Fine Arts of Boston.

William O. McCoy       Interim Chancellor for the      1997
(66)                   University of North Carolina
                       at Chapel Hill. Previously
                       he had served from 1995
                       through 1998 as Vice
                       President of Finance for the
                       University of North Carolina
                       (16-school system). Prior to
                       his retirement in December
                       1994, Mr. McCoy was Vice
                       Chairman of the Board of
                       BellSouth Corporation
                       (telecommunications, 1984)
                       and President of BellSouth
                       Enterprises (1986). He is
                       currently a Director of
                       Liberty Corporation (holding
                       company, 1984), Duke-Weeks
                       Realty Corporation (real
                       estate, 1994), Carolina
                       Power and Light Company
                       (electric utility, 1996),
                       the Kenan Transport Company
                       (trucking, 1996), and
                       Dynatech Corporation
                       (electronics, 1999).
                       Previously, he was a
                       Director of First American
                       Corporation (bank holding
                       company, 1979-1996). In
                       addition, Mr. McCoy served
                       as a member of the Board of
                       Visitors for the University
                       of North Carolina at Chapel
                       Hill (1994-1998) and
                       currently serves on the
                       Board of Visitors of the
                       Kenan-Flager Business School
                       (University of North
                       Carolina at Chapel Hill,
                       1988).

Gerald C. McDonough    Chairman of the                 1989
(72)                   non-interested Trustees, is
                       Chairman of G.M. Management
                       Group (strategic advisory
                       services). Mr. McDonough is
                       a Director and Chairman of
                       the Board of York
                       International Corp. (air
                       conditioning and
                       refrigeration), Commercial
                       Intertech Corp. (hydraulic
                       systems, building systems,
                       and metal products, 1992),
                       CUNO, Inc. (liquid and gas
                       filtration products, 1996),
                       and Associated Estates
                       Realty Corporation (a real
                       estate investment trust,
                       1993). Mr. McDonough served
                       as a Director of
                       ACME-Cleveland Corp. (metal
                       working, telecommunications,
                       and electronic products)
                       from 1987-1996 and
                       Brush-Wellman Inc. (metal
                       refining) from 1983-1997.

Marvin L. Mann         Chairman Emeritus, of Lexmark   1993
(67)                   International, Inc. (office
                       machines, 1991) where he
                       still remains a member of
                       the Board. Prior to 1991, he
                       held the positions of Vice
                       President of International
                       Business Machines
                       Corporation ("IBM") and
                       President and General
                       Manager of various IBM
                       divisions and subsidiaries.
                       Mr. Mann is a Director of
                       M.A. Hanna Company
                       (chemicals, 1993), Imation
                       Corp. (imaging and
                       information storage, 1997).
                       He is a Board member of
                       Dynatech Corporation
                       (electronics, 1999).

*Robert C. Pozen       Senior Vice President, is       1997
(54)                   also President and a
                       Director of FMR (1997),
                       Fidelity Management &
                       Research (U.K.) Inc. (1997),
                       Fidelity Management &
                       Research (Far East) Inc.
                       (1997), Fidelity Investments
                       Money Management, Inc.
                       (1998), and FMR Co., Inc.
                       (2000); and a Director of
                       Strategic Advisers, Inc.
                       (1999). Previously, Mr.
                       Pozen served as General
                       Counsel, Managing Director,
                       and Senior Vice President of
                       FMR Corp.

Thomas R. Williams     President of The Wales Group,   1989
(71)                   Inc. (management and
                       financial advisory
                       services). Prior to retiring
                       in 1987, Mr. Williams served
                       as Chairman of the Board of
                       First Wachovia Corporation
                       (bank holding company), and
                       Chairman and Chief Executive
                       Officer of The First
                       National Bank of Atlanta and
                       First Atlanta Corporation
                       (bank holding company). He
                       is currently a Director of
                       National Life Insurance
                       Company of Vermont and
                       American Software, Inc. Mr.
                       Williams was previously a
                       Director of ConAgra, Inc.
                       (agricultural products),
                       Georgia Power Company
                       (electric utility), and
                       Avado, Inc. (restaurants).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of May 31, 2000, the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended August 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended August 31, 1999, the committee held eight meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Cox, Mann, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended August 31, 1999, the committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

 The following table sets forth information describing the compensation of the Trustees and Members of the Advisory Board of each fund for his or her services for the fiscal year ended August 31, 1999, or calendar year ended December 31, 1999, as applicable.

Compensation Table

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board               Retirement Government Money  Retirement Money Market      Fund Complex*,A
                             Market Portfolio B           Portfolio B,C,D

Edward C. Johnson 3d **      $ 0                          $ 0                           0

Abigail P. Johnson **,#      $ 0                          $ 0                           0

J. Michael Cook *****        $ 0                          $ 0                           0

Ralph F. Cox                 $ 1,199                      $ 2,847                      $217,500

Phyllis Burke Davis          $ 1,145                      $ 2,715                      $211,500

Robert M. Gates              $ 1,191                      $ 2,827                      $217,500

E. Bradley Jones****         $ 1,183                      $ 2,809                      $217,500

Donald J. Kirk               $ 1,192                      $ 2,828                      $217,500

Ned C. Lautenbach***         $ 0                          $ 0                          $54,000

Peter S. Lynch **            $ 0                          $ 0                           0

William O. McCoy             $ 1,191                      $ 2,827                      $214,500

Gerald C. McDonough          $ 1,457                      $ 3,459                      $269,000

Marvin L. Mann               $ 1,191                      $ 2,827                      $217,500

Robert C. Pozen**            $ 0                          $ 0                           0

Thomas R. Williams           $ 1,168                      $ 2,770                      $213,000


* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Ned C. Lautenbach served as a Member of the Advisory Board of the trust. Mr. Lautenbach was appointed to the Board of Trustees of Fidelity Money Market Trust effective January 1, 2000.

****Mr. Jones served on the Board of Trustees through December 31,
1999.

*****Effective April 1, 2000, Mr. Cook serves as a Member of the
Advisory Board.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the
Advisory Board of certain trusts, including Fidelity Money Market
Trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1,279; Phyllis Burke Davis, $1,279; Robert M. Gates, $1,279; E. Bradley Jones, $1,279; Donald J. Kirk, $1,279; Ned C. Lautenbach, $0; William O. McCoy, $1,279; Gerald C. McDonough, $1,492; Marvin L. Mann, $1,279; and Thomas R. Williams, $1,279.

D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows:
Thomas R. Williams, $1,073.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2.  TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
    INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

 The independent accountants examine annual financial statements for the funds and provide other audit- and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3.  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED TRUST
    INSTRUMENT.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Trust Instrument for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Trust Instrument). The attached New Trust Instrument has been marked to show changes from the trust's existing Trust Instrument (Current Trust Instrument). The New Trust Instrument, going forward, will be used as the standard Trust Instrument for all new Fidelity Delaware business trusts.

 The New Trust Instrument gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW TRUST INSTRUMENT WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW TRUST INSTRUMENT MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Trust Instrument will NOT result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectuses.

 Under the Current Trust Instrument, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Trust Instrument, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Trust Instrument. On November 18, 1999, the Board also authorized the submission of the New Trust Instrument to the trust's shareholders for their authorization at this Meeting.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES OR CLASSES. Unlike the Current Trust Instrument, the New Trust Instrument generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Trust Instrument requires shareholder approval in order to reorganize or terminate the trust or any of its series except for certain reorganizations whose purpose is to change the form of organization of the trust.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to authorize the reorganization of all or a portion of the trust, a fund or class into another entity. For example, in order to consolidate and streamline the production and mailing of certain financial reports and prospectuses, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund into a trust with a different fiscal year-end. Under the Current Trust Instrument, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Trust Instrument gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Trust Instrument is also subject to any applicable requirements of the 1940 Act and Delaware law. Of course, in all cases, the New Trust Instrument would require that shareholders receive written notification of any proposed transaction.

 The New Trust Instrument does NOT give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Trust Instrument, shareholder approval is still required for these transactions.

 INITIAL APPROVAL OF MANAGEMENT CONTRACTS. The New Trust Instrument modifies the Current Trust Instrument to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. The Current Trust Instrument explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Trust Instrument would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Trust Instrument is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Trust Instrument. If the proposal is not approved, the Current Trust Instrument will remain unchanged and in effect.

4.  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH FUND.

 The Board of Trustees, including a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (collectively, the Amended Contracts). The Amended Contracts modify the list of enumerated expenses borne directly by each fund under its present management contract (collectively, the Present Contracts) to include annual premiums (Annual Premiums) payable on or after January 1, 2004, if any, for insurance coverage (Insurance Coverage) provided by a mutual insurance company (the Mutual Insurance Company).

 The Amended Contracts also include a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions. In addition, the Amended Contracts also allow FMR and the trust, on behalf of each fund, to amend the management contracts subject to the requirements of the 1940 Act. The Present Contracts require the vote of a majority of the applicable fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. (For information on FMR, see "Activities and Management of FMR" on page __.)

 THE MUTUAL INSURANCE COMPANY. Each fund attempts to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events, such as a material default on a security in a fund's investment portfolio, could cause the fund to sustain a loss that results in the net asset value of the fund falling below $1.00 per share. A fund may obtain insurance to minimize (but not eliminate) the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established a captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

 THE INSURANCE COVERAGE. The Mutual Insurance Company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite Insurance Coverage, a fund's net asset value still could fall below $1.00 per share. Fidelity money market funds may participate in the Insurance Coverage in a given year if they hold insurable assets as of the prior September 30, which is the date as of which portfolio assets are reviewed and Annual Premiums are calculated for the following year. Insurable assets include commercial paper, repurchase agreements and obligations of municipalities, banks and government agencies. [Both Retirement Government Money Market Portfolio and Retirement Money Market Portfolio held insurable assets as of September 30, 1999, and the Board of Trustees, including the Independent Trustees, determined that it was in the best interests of the funds and their shareholders to participate in the Insurance Coverage beginning January 1, 1999.]

 FMR currently bears the cost of the Annual Premiums for Retirement Government Money Market Portfolio and Retirement Money Market Portfolio. If shareholders approve the Amended Contracts, FMR will continue to bear the cost of each fund's Annual Premiums, if any, until December 31, 2003, and each fund will be required to pay any Annual Premiums beginning in 2004. If shareholders of a fund do not approve the Amended Contracts, FMR has the right either not to obtain coverage or to cease paying Annual Premiums immediately and terminate a fund's participation in the Insurance Coverage effective the following year. Participating funds may incur other expenses as described more fully below in the section "Additional Information Regarding the Mutual Insurance Company" on page ___. The Board and the Independent Trustees have concluded that the amounts actually and potentially payable by the fund, including the Annual Premiums, are fair and reasonable.

 PROPOSED AMENDMENTS TO THE PRESENT CONTRACT. A copy of the Amended Contracts, marked to indicate the proposed amendments, are attached to this proxy statement as Exhibits 2 and 3. Except for the amendments discussed in this proposal, the Amended Contracts are substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contracts will take effect on the first day of the first month following approval and will remain in effect through May 2001, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund. If the Amended Contracts are not approved, the Present Contracts will continue in effect through May 2001, and thereafter subject to the same requirements for continuance of the Amended Contracts.

 CURRENT MANAGEMENT FEE. Each fund's management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. Under the Present Contract, each fund pays FMR an all-inclusive management fee at an annual rate of 0.4200% of such fund's average net assets. FMR pays all the expenses involved in the operation of each fund, with the following exceptions: taxes; the fees and expenses of the Independent Trustees; brokerage fees and commissions; interest expenses with respect to borrowings by each fund; and such non-recurring and extraordinary expenses as may arise, including the costs of any litigation to which each fund may be a party, and any obligation the fund may have to indemnify its officers and Trustees with respect to litigation. Each fund's management fee is reduced by the amount of compensation that each fund pays to the Independent Trustees.

 MODIFICATION TO MANAGEMENT FEE CALCULATION. Under the Amended Contracts, each fund would become responsible for any Annual Premiums payable on or after January 1, 2004. FMR will continue to bear the cost of each fund's Annual Premiums until December 31, 2003, provided shareholders approve the Amended Contracts. For the policy year commencing January 1, 1999, the Annual Premiums of Retirement Government Money Market Portfolio and Retirement Money Market Portfolio totalled $21,471 and $342,687, respectively.

 REASONS FOR THE PROPOSAL. As noted above, the Board of Trustees believes that the Insurance Coverage is beneficial to each fund and its shareholders. FMR expects that the aggregate Annual Premium for all participating funds will be less than the cost of comparable coverage provided directly by third-party insurers. If the Amended Contracts are approved, FMR will bear the cost of a fund's Annual Premiums, if any, payable on or before December 31, 2003. Moreover, participating funds will receive a continuing benefit over time as premiums accumulate, assuming no or few losses occur. In particular, the build-up of premiums over time may permit the Mutual Insurance Company to lower premiums for the same coverage and/or increase coverage for the same premiums. See "Additional Information Regarding the Mutual Insurance Company" below for more details.

 The Board of Trustees has recognized the benefits of Insurance Coverage to a fund that holds insurable assets, and given these benefits, believes that it is appropriate to amend the management contract of each fund to include Annual Premiums payable to the Mutual Insurance Company on or after January 1, 2004, if any, among the enumerated expenses borne directly by each fund. The Board of Trustees also has recognized that if shareholders of a fund do not approve the Amended Contracts, FMR has the right either not to obtain coverage or to cease paying Annual Premiums immediately and terminate a fund's participation in the Insurance Coverage effective the following year.

 ADDITIONAL INFORMATION REGARDING THE MUTUAL INSURANCE COMPANY. The Mutual Insurance Company is a Bermuda mutual insurance company that commenced operations on January 1, 1999. As a mutual insurance company, it does not issue stock; ownership interests in the Mutual Insurance Company belong only to the participating funds as policyholders.

 Each fund's Annual Premiums, if any, are based on the risk profile and dollar amount of the fund's insurable assets. In addition to Annual Premiums, in order to maximize coverage while maintaining low Annual Premiums, the Mutual Insurance Company's insurance policies are "assessable;" that is, if (but only if) a loss event occurs and the accumulated reserves of the Mutual Insurance Company are insufficient to cover the loss, all funds participating in the Insurance Coverage will be subject, in addition to their Annual Premium payment, to a special assessment premium of up to approximately 2.5 times their Annual Premium payment. The special assessment will be made on a pro rata basis in the same proportion as participating funds' then-current pro rata share of Annual Premiums. Special assessment premiums are considered a non-recurring and extraordinary type of expense. Therefore, a fund that participates in the Insurance Coverage would be responsible under both its Present Contract and the Amended Contract for payment of any special assessment premium as a non-recurring and extraordinary expense.

 COMPARISON OF MANAGEMENT FEES. The following tables compare the fees and expenses of Retirement Government Money Market Portfolio and Retirement Money Market Portfolio paid under the terms of the Present Contract for the fiscal year ended August 31, 1999, to the fees and expenses that each fund would have paid under an Amended Contract, assuming (1) that the Insurance Coverage had been in effect during that period; (2) that Retirement Government Money Market Portfolio and Retirement Money Market Portfolio had participated in the Insurance Coverage and paid Annual Premiums in the amount of each fund's Annual Premium for 1999 ($21,471 and $342,687, respectively); and (3) that FMR did not bear the cost of those Annual Premiums.

COMPARATIVE EXPENSE TABLE:
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Retirement Government Money  Present Contract  Amended Contract
Market Portfolio

Management Fee               0.4200%           0.4200%

Rule 12b-1 fee               None              None

Other Expenses               0.0000%           0.0006%

Total Operating Expenses     0.4200%           0.4206%

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 43    $ 135    $ 235    $ 530

Amended Contract  $ 43    $ 135    $ 235    $ 530

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

COMPARATIVE EXPENSE TABLE:
RETIREMENT MONEY MARKET PORTFOLIO
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Retirement Money Market   Present Contract  Amended Contract
Portfolio

Management Fee            0.4200%           0.4200%

Rule 12b-1 fee            None              None

Other Expenses            0.0000%           0.0037%

Total Operating Expenses  0.4200%           0.4237%

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                  1 Year  3 Years  5 Years  10 Years

Present Contract  $ 43    $ 135    $ 235    $ 530

Amended Contract  $ 43    $ 135    $ 235    $ 530

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 The following charts compare each fund's management fee under the terms of the Present Contract for the fiscal year ended August 31, 1999, to the management fee and Annual Premium that each fund would have incurred under an Amended Contract assuming (1) that the Insurance Coverage had been in effect during that period; (2) that Retirement Government Money Market Portfolio and Retirement Money Market Portfolio had participated in the Insurance Coverage and paid Annual Premiums in the amount of each fund's Annual Premium for 1999 ($21,471 and $342,687, respectively); and (3) that FMR did not bear the cost of those Annual Premiums.

RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO

Present Contract Management Fee  Amended Contract Management  Difference In Dollars  Difference  As a Percentage
                                 Fee Plus Annual Premium                             of Management Fee Paid for
                                                                                     Fiscal Year  August 31,1999

$16,202,480                      $16,223,951                  $21,471                0.1325%


RETIREMENT MONEY MARKET PORTFOLIO

Present Contract Management Fee  Amended Contract Management  Difference In Dollars  Difference  As a Percentage
                                 Fee Plus Annual Premium                             of Management Fee Paid for
                                                                                     Fiscal Year  August 31,1999

$38,781,590                      $39,124,277                  $342,687               0.8836%


TRANSACTIONS WITH BROKERS-DEALERS. Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to each fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.

 The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to a fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to a fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

 Each fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the SEC, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contracts expressly recognize this authority.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. Each Amended Contract allows FMR and the trust, on behalf of each fund, to amend the management contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each Present Contract explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to each Present Contract's amendment provisions will allow FMR and the trust, on behalf of each fund, to amend the management contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contracts would give FMR and the trust the ability to amend the management contract immediately to reflect a management fee decrease without the delay of having first to conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the management contract subject to 1940 Act constraints. Of course, any future amendments to the management contract would continue to require the approval of a fund's Board of Trustees. The modifications to each Present Contract will make it consistent with the management contracts adopted or expected to be adopted by other Fidelity money market funds.

 MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets at least ten times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the funds' management fees are considered at most, if not all, of its meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present each Amended Contract to shareholders was approved by the Board of Trustees of each fund, including the Independent Trustees, on July 15, 1999. The Board of Trustees consider and approve twice a year portfolio transactions with broker-dealers who provide research services to the funds. The Board of Trustees received materials relating to each management contract in advance of the meeting at which each management contract was considered and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials that relate to each management contract. These materials include (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the composition of peer groups of funds, (c) transfer agency and bookkeeping fees paid to affiliates of FMR, (d) investment performance, (e) investment management staffing, (f) the potential for achieving further economies of scale, (g) operating expenses paid to third parties, (h) the information furnished to investors, including each fund's shareholders, and (i) information furnished by FMR concerning several aspects of the captive insurance structure including, among other items, information on and analysis of the allocation of costs between the funds and FMR.

 In considering each Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees that relate to the Amended Contracts include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contracts' amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the management contracts without the delay and potential costs of a proxy solicitation.

 With regard to the section of the proposed contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While each fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to each fund.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

 CONCLUSION. In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important and the forgoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the proposed addition of Annual Premiums as an expense borne directly by a fund under the management contract beginning on January 1, 2004, the proposed modification of the amendment provisions, and the addition of the discussion of FMR's ability to use brokers and dealers to execute portfolio transactions, are in the best interests of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contracts to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contracts.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 The primary purpose of Proposals 5 through 7 is to revise several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.

 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, the proposals are being presented to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.

5. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.

 Retirement Government Money Market Portfolio's current fundamental investment limitation concerning diversification states:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if as a result thereof: (a) more than 5% of the fund's total assets would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the voting securities of such issuer."

 Retirement Money Market Portfolio's current fundamental investment limitation concerning diversification states:

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof: (a) more than 5% of the fund's total assets would be invested in the securities of such issuer; or (b) the fund would hold more than 10% of the voting securities of such issuer."

 The Trustees recommend that shareholders of each fund vote to replace each fund's fundamental investment limitation with the following amended fundamental investment limitation governing diversification:

 "The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time."

 The primary purpose of the proposal is to update each fund's current fundamental diversification limitation for changes in the regulatory restrictions applicable to money market funds. In addition, the proposed fundamental diversification limitation would allow each fund to invest without limit in other money market funds.

 Rule 2a-7 under the 1940 Act prohibits a taxable money market fund from investing more than 5% of its total assets in a single issuer except that a fund may invest up to 25% of its total assets in certain issuers for up to three days. U.S. Government securities and money market funds are excluded from this limitation.

 Subject to restrictions in the 1940 Act (in addition to those in Rule 2a-7) and each fund's other investment policies and limitations, the fund would be able to invest in securities of other money market funds. The 1940 Act permits a money market fund to invest all or a portion of its assets in other money market funds subject to restrictions on the level of its investment and/or the fees charged. In addition, FMR has received exemptive orders from the SEC permitting a money market fund to invest in affiliated money market funds subject to different restrictions on the level of its investment and the fees charged.

 Currently under an exemptive order from the SEC, FMR may invest up to 25% of each fund's total assets in money market funds managed by FMR or an affiliate. [Each fund currently invests in such a money market fund for cash management purposes.] [Each fund does not currently invest in such funds for cash management purposes.]

 If the proposal is approved, each fund could invest more significantly in other money market funds. For example, each fund could invest more than 25% of its total assets in another money market fund rather than invest directly in securities if such money market fund followed the same investment strategy as each fund for that portion of its assets. The Trustees would permit this type of structure if they determined that such an investment strategy was in the best interests of each fund and its shareholders. At present, the Trustees have not considered any specific proposal to invest in such a manner. FMR and the Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits.

 If the new fundamental investment limitation is adopted as proposed, the Trustees intend to adopt the following non-fundamental diversification limitation for each fund:

 "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days."

 For purposes of each fund's non-fundamental diversification limitations, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

 If this proposal is approved, the amended fundamental diversification limitations cannot be changed without the approval of the shareholders and the non-fundamental limitations cannot be changed without the approval of the Board of Trustees.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will not change.

6.  TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
    UNDERWRITING.

 Each fund's current fundamental investment limitation concerning underwriting states:

 "The fund may not underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities)."

 The trustees recommend that shareholders of each fund vote to replace these limitations with the following fundamental investment limitation governing underwriting (additional language is ((underlined)); deleted language is [bracketed]):

 "The fund may not underwrite securities issued by others((,))
[(]except to the extent that the fund may be [deemed to be]((considered)) an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities[)] ((or in connection with investments in other investment companies))."

 The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

 The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

7. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING CONCENTRATION.

 Retirement Government Money Market Portfolio's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

  "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;"

 The Trustees recommend that shareholders of Retirement Government Money Market Portfolio vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined)); deleted language is [bracketed]):

 "The fund may not purchase the securities of any issuer (other than [obligations]((securities)) issued or guaranteed as [to principal and interest]by the ((U.S. G))[g]overnment [of the United States,]((or any of)) its agencies or instrumentalities((, or securities of other investment companies))) if, as a result, [(a)]more than 25% of the fund's total assets [(taken at current value)]would be invested in the securities of [issuers having their]((companies whose)) principal business activities[ are] in the same industry;"

 Retirement Money Market Portfolio's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

  "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund intends to invest more than 25% of total assets in obligations of institutions in the financial services industry. Neither finance companies as a group or utility companies as a group are considered a single industry for the purposes of this policy;"

 The Trustees recommend that shareholders of Retirement Money Market Portfolio vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined)); deleted language is [bracketed]):

 "The fund may not purchase the [obligations]((securities)) of any issuer (other than securities issued or guaranteed by the ((U.S.
G))[g]overnment [of the United States]or(( any of)) its agencies or instrumentalities((, or securities of other investment companies))) if, as a result, more than 25% of the fund's total assets [taken at current value]would be invested in the securities of [issuers having their]((companies whose)) principal business activities ((are ))in the same industry, except that the fund [intends to]((will)) invest more than 25% of ((its ))total assets [in obligations of institutions]in the financial services industry[. Neither finance companies as a group or utility companies as a group are considered a single industry for the purposes of this policy];"

 The primary purpose of the proposal is to explicitly exclude investment companies from each fund's fundamental concentration limitation.

 FMR does not believe that investment companies should be treated as an industry for purposes of each fund's fundamental concentration limitation. Significant investments in investment companies do not expose each fund to the risk of any specific industry like significant investments in an industry such as real estate would.

 For Retirement Government Money Market Portfolio, the proposal also serves to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. For Retirement Money Market Portfolio, the proposal also serves to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all funds managed by FMR that concentrate in the financial services industry. If the proposal is approved, each new limitation may not be changed without the approval of shareholders.

 Adoption of each proposed limitation concerning concentration is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests because currently, if each fund were to invest in certain open-end investment companies managed by FMR or an affiliate, FMR would treat the issuers of the underlying securities held by such open-end investment company as the issuer of such investment company for purposes of each fund's fundamental concentration limitation.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitations will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Retirement Government Money Market Portfolio and Retirement Money Market Portfolio and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page
__.

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; Peter S. Lynch, Vice Chairman; and Abigail P. Johnson, Senior Vice President. With the exception of Ms. Johnson, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Matthew N. Karstetter, Maria F. Dwyer, Eric D. Roiter, Stanley N. Griffith, Thomas J. Simpson, Robert A. Dwight, Boyce I. Greer, Robert
A. Litterst, and Robert Duby are currently officers of the trust and officers or employees of FMR or FMR Corp. All of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail
P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period September 1, 1999 through May 31, 2000, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

 Funds with investment objectives similar to Retirement Government Money Market Portfolio and Retirement Money Market Portfolio for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page __.

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East). In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed amended management contract described in Proposal 4.

 FMR is responsible for the payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, and shareholder services, and pricing and bookkeeping services through Fidelity Investments Institutional Operations Company (FIIOC), and portfolio and general accounting record maintenance through Fidelity Service Company, Inc. (FSC), an affiliate of FMR.

 FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FDC received no payments from each fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their management contracts.

 FMR is each fund's manager pursuant to management contracts dated December 29, 1994, which were approved by Fidelity Money Market Trust as sole shareholder of the fund on December 30, 1994 pursuant to an Agreement and Plan of Conversion approved by shareholders of each fund on November 16, 1994. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

 For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.4200% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by each fund to the non-interested trustees, for the fiscal year ended August 31, 1999 from Retirement Government Money Market Portfolio and Retirement Money Market Portfolio were $16,202,480 and $38,781,590, respectively.

 FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

SUB-ADVISORY AGREEMENTS

 FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to each fund. Each sub-advisory agreement, dated December 29, 1994, was approved by Fidelity Money Market Trust as sole shareholder of the fund on December 30, 1994 pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on November 16, 1994.

 Under the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended August 31, 1999, FMR paid FIMM fees of $8,101,240 and $19,390,795, on behalf of Retirement Government Money Market Portfolio and Retirement Money Market Portfolio, respectively.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of _____________, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1


((FORM OF))
AMENDED AND RESTATED TRUST INSTRUMENT
FIDELITY MONEY MARKET TRUST

The language to be added to the current Trust Instrument is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the Trust's current Trust Instrument remain underlined in this Exhibit.

 AMENDED AND RESTATED TRUST INSTRUMENT, made [December 16,
1999]((__________)) by each of the Trustees whose signature is affixed hereto (the "Trustees").

 WHEREAS, the Trustees desire to amend and restate this Trust
Instrument for the sole purpose of supplementing the Trust Instrument to incorporate amendments duly adopted; [and]

 WHEREAS, this Trust was initially made on June 20, 1991 by Edward C. Johnson 3d, J. Gary Burkhead and John E. Ferris in order to establish a trust for the investment and reinvestment of funds contributed thereto;(( and))

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the [t]((T))rust hereunder shall be held and managed in trust under this Amended and Restated Trust Instrument as herein set forth below.

_________________________________________________

ARTICLE I

NAME AND DEFINITIONS

NAME

 Section 1.01. The name of the [t]((T))rust created hereby is the "Fidelity Money Market Trust."

DEFINITIONS.

Section 1.02. Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) "Bylaws" means the Bylaws referred to in Article IV, Section
4.01(e) hereof, as from time to time amended;

 (b) The term "Commission" has the meaning given it in the 1940 Act. The terms "Affiliated Person," "Assignment," "Interested Person" and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder. "Majority Shareholder Vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" is given in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;

 (c) The "Delaware Act" refers to Chapter 38 of Title 12 of the
Delaware Code entitled "Treatment of Delaware Business Trusts," as it may be amended from time to time;

 (d) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Article IX, Section 9.03 hereof;

 (e) "Outstanding Shares" means those Shares shown from time to time in the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

 (f) "Series" means a series of Shares of the Trust established in accordance with the provisions of Article II, Section 2.06 hereof;

 (g) "Shareholder" means a record owner of Outstanding Shares of the Trust;

 (h) "Shares" means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

 (i) The "Trust" refers to Fidelity Money Market Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

 (j) The "Trustees" means the person or persons who has or have signed this Trust Instrument, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

 (k) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series; and

 (l) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II

BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 Section 2.01. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or classes of a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series, and class thereof, authorized hereunder is unlimited. Each Share shall have no
par value.   All Shares issued hereunder, including without
limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

ISSUANCE OF SHARES

 Section 2.02. The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000th of a Share or integral multiples thereof.

REGISTER OF SHARES AND SHARE CERTIFICATES

 Section 2.03. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. Such certificates may be issuable for any purpose limited in the Trustees discretion.
In the event that one or more certificates are issued, whether in the name of a shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of Shares for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

TRANSFER OF SHARES

 Section 2.04. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

TREASURY SHARES

 Section 2.05. Shares held in the treasury shall, until reissued pursuant to Section 2.02 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

ESTABLISHMENT OF SERIES

 Section 2.06. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

INVESTMENT IN THE TRUST

 Section 2.07. The Trustees shall accept investments in any Series of the Trust from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Article IX, Section 9.03 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose a sales charge or other fee upon investments in the Trust in such manner and at such time determined by the Trustees or (c) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES

 Section 2.08. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Without limitation of the foregoing provisions of this
Section 2.08, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally. Notice of this limitation on inter-Series liabilities may, in the Trustee's sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of
Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

 Section 2.09. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.

PERSONAL LIABILITY OF SHAREHOLDERS

 Section 2.10. Each Shareholder of the Trust and of each Series shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

ASSENT TO TRUST INSTRUMENT

 Section 2.11. Every Shareholder, by virtue of having purchased a Share shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

ARTICLE III

THE TRUSTEES

MANAGEMENT OF THE TRUST

 Section 3.01. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

 The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

 Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.04 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders' meeting for the election of Trustees.

INITIAL TRUSTEES

 Section 3.02. The initial Trustees shall be the persons named herein. On a date fixed by the Trustees, the Shareholders shall elect at least three but not more than twelve Trustees, as specified by the Trustees pursuant to Section 3.06 of this Article III.

TERM OF OFFICE OF TRUSTEES

 Section 3.03. The Trustees shall hold office during the lifetime of this Trust, and until its termination as herein provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective;
(c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the outstanding Shares.

VACANCIES AND APPOINTMENT OF TRUSTEES

 Section 3.04. In case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of disease or otherwise, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee appointed pursuant to this Section 3.04 shall have accepted this trust, or at such date as may be specified in the acceptance whenever made, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power to appoint a Trustee pursuant to this Section 3.04 is subject to the provisions of Section 16(a) of the 1940 Act.

TEMPORARY ABSENCE OF TRUSTEE

 Section 3.05. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 Section 3.06. The number of Trustees shall be at least three, and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than twelve (12).

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 Section 3.07. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust
Instrument.

OWNERSHIP OF ASSETS OF THE TRUST

 Section 3.08. The assets of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument.

ARTICLE IV

POWERS OF THE TRUSTEES

POWERS

 Section 4.01. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to any applicable limitation in this Trust Instrument or the Bylaws of the Trust, the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by [t]((T))rustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

 (b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

 (c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other Person and to lend Trust Property;

 (d) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

 (e) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this Trust Instrument;

 (f) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

 (g) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Trust Instrument or in the Bylaws;

 (h) To retain one or more transfer agents and shareholder servicing agents, or both;

 (i) To set record dates in the manner provided herein or in the Bylaws;

 (j) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

 (k) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, Section((s))
[11.04(b)]((11.05, 11.06, and 11.07)) hereof;

 (l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

 (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

 (n) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

 (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

 (p) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or class thereof or to apportion the same between or among two or more Series or classes thereof, provided that any liabilities or expenses incurred by a particular Series or class thereof shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

 (q) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

 (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

 (s) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided;

 (t) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

 (u) To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Trust Instrument or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

 (v) To interpret the investment policies, practices or limitations of any Series;

 (w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any series in one or more open-end investment companies, including investment by means of a transfer of such assets in an exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees;

 (x) To establish a registered office and have a registered agent in the state of Delaware; and

 (y) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

 The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

ISSUANCE AND REPURCHASE OF SHARES

 Section 4.02. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 Section 4.03. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

ACTION BY THE TRUSTEES

 Section 4.04. The Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone meeting provided a quorum of Trustees participate in any such telephone meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by telephone shall be deemed to take place at the principal office of the Trust, as determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax.

CHAIRMAN OF THE TRUSTEES

 Section 4.05. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

PRINCIPAL TRANSACTIONS

 Section 4.06. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor or transfer agent for the Trust or with any Interested Person of such person; and the Trust may employ any such person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE V

EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 Section 5.01. Subject to the provisions of Article II, Section 2.08 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust, interest expense, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of shares, including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and State laws and regulations or under the laws of any foreign jurisdiction, charges of third parties, including investment advisers, managers, custodians, transfer agents, portfolio accounting and/or pricing agents, and registrars, expenses of preparing and setting up in type prospectuses and statements of additional information and other related Trust documents, expenses of printing and distributing prospectuses sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expenses, association membership dues and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VI

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

INVESTMENT ADVISER

 Section 6.01. ((Subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))[T]((t))he Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine[; provided, however, that the initial approval and entering into of such contract or contracts shall be subject to a Majority Shareholder Vote]. Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may authorize, subject to applicable requirements of the 1940 Act, including those relating to Shareholder approval, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

PRINCIPAL UNDERWRITER

 Section 6.02. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions, if any, as may be prescribed in the Bylaws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VI, or of the Bylaws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 Section 6.03. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Trust Instrument or of the Bylaws.

PARTIES TO CONTRACT

 Section 6.04. Any contract of the character described in Sections 6.01, 6.02 and 6.03 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 6.01, 6.02 and 6.03 of this Article VI or pursuant to Article VIII hereof, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.04.

PROVISIONS AND AMENDMENTS

 Section 6.05.  Any contract entered into pursuant to Sections 6.01 or
6.02 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract, entered into pursuant to Section 6.01 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15, as modified by any applicable rule, regulation or order of the Commission.

ARTICLE VII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 Section 7.01. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article III, Sections 3.01 and
3.02 hereof, (ii) for the removal of Trustees as provided in Article III, Section 3.03(d) hereof, (iii) with respect to any investment advisory or management contract as provided in Article VI, Sections
6.01 and 6.05 hereof, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by this Trust Instrument, or the Bylaws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matter shall be voted on by such class or classes. A shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.

MEETINGS

 Section 7.02. The first Shareholders' meeting shall be held in order to elect Trustees as specified in Section 3.02 of Article III hereof at the principal office of the Trust or such other place as the Trustees may designate. Meetings may be held within or without the State of Delaware. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the Outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 Section 7.03. One-third of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Trust Instrument permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of this Trust Instrument or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares present in person or by proxy of that Series or, if required by law, a Majority Shareholder Vote of that Series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned. Shareholders may act by unanimous written consent. Actions taken by Series (or class) may be consented to unanimously in writing by Shareholders of that Series.

DERIVATIVE ACTIONS

 Section 7.04. Except as otherwise provided in Section 3816 of the Delaware Act, all matters relating to the bringing of derivative actions in the right of the Trust shall be governed by the General Corporation Law of the State of Delaware relating to derivative actions, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

ARTICLE VIII

CUSTODIAN

APPOINTMENT AND DUTIES

 Section 8.01. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, or a trust company, each having capital, surplus and undivided profits of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

(3)  to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(4) to keep the books and accounts of the Trust or of any Series or class and furnish clerical and accounting services;

      and

(5) to compute, if authorized to do so by the Trustees, the Net Asset Value of any Series, or class thereof, in accordance with the provisions hereof;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act.

CENTRAL CERTIFICATE SYSTEM

 Section 8.02. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, subcustodians or other agents.

ARTICLE IX

DISTRIBUTIONS AND REDEMPTIONS

DISTRIBUTIONS

 Section 9.01.

 (a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

 (b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

 (c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in Section (b) hereof.

REDEMPTIONS

 Section 9.02. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 9.02; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 9.03 of this Article IX). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and payment for such Shares less any applicable deferred sales charge and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption, shares shall become Treasury shares and may be re-issued from time to time.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 Section 9.03. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may
determine.   Such determination shall be made with respect to
securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any Order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 9.03 with respect to valuation of assets and liabilities. The resulting amount, which shall represent the total Net Asset Value of the particular Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time, the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount, of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence; or (v) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the Net Asset Value per Share of the Series at a constant amount.

SUSPENSION OF THE RIGHT OF REDEMPTION

 Section 9.04. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension. In the event that any Series is divided into classes, the provisions of this
Section 9.04, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such class.

REDEMPTION OF SHARES

 Section 9.05. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto),
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article IX.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

 Section 10.01. Neither a Trustee nor an officer of the Trust when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or Officer hereunder.

INDEMNIFICATION

 Section 10.02.

 (a)  Subject to the exceptions and limitations contained in Section
(b) below:

   (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b)  No indemnification shall be provided hereunder to a Covered
Person:

   (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

   (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

   (A) by the court or other body approving the settlement;

   (B) by at least a majority of those Trustees who are neither
Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

 provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

SHAREHOLDERS

 Section 10.03. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

ARTICLE XI

MISCELLANEOUS

TRUST NOT A PARTNERSHIP

 Section 11.01. It is the intention of the Trustees to create a business trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Trust Instrument shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

 Section 11.02. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of
Article X hereof and to Section 11.01 of this Article XI, the Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. The Trustees and the officers of the Trust may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article X hereof and Section 11.01 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and the officers of the Trust shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 Section 11.03. The Trustees may close the Share transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

[TERMINATION]((DURATION OF THE TRUST))

[Section 11.04.

 (a) ]((Section 11.04)). This Trust shall continue without limitation of time but subject to the provisions [of sub-section (b) ]of this [Section 11.04]((Article XI)).

 [(b) The Trustees may, subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority
Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees,]

 [(i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or]

 [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

[Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities in either (i) or
(ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding.]

((TERMINATION OF THE TRUST, A SERIES OR A CLASS))

 ((Section 11.05)).

  (((a) Subject to applicable Federal and state law, the Trust or any Series or class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or class, (i) the Trust or the Series or class shall carry on no business except for the purpose of winding up its affairs; (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or class, and all of the powers of the Trustees under this Trust Instrument shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 11.06 below; and (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or class according to their respective rights; and))

 [(c)] (((b) )) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section [(b)](((a))), the Trust or any affected Series(( or class thereof)) shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust((,)) [or ]Series(( or class)) shall be cancelled and discharged.(( Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.))

[Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.]

MERGER[S]((; CONSOLIDATION; AND SALE OF ASSETS))

 [Section 11.05. (a) Notwithstanding anything else herein, the Trustees, in order to change the form of organization of the Trust, may, without prior Shareholder approval, (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations, limited liability companies or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a Series thereof, that will succeed to or assume the Trust's registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States or (ii) cause the Trust to incorporate under the laws of Delaware.]

 [(b) The Trustees may, subject to a Majority Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees, cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations, limited liability companies or corporations.]

 [(c) Any agreement of merger or consolidation or certificate of merger or consolidation may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.]

 [(d)] ((Section 11.06. Subject to applicable Federal and state law and except as otherwise provided in Section 11.07 below, the Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid. ))Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with [paragraphs (a) or (b) of ]this Section 11.0[5]((6)) may effect any amendment to the Trust Instrument or effect the adoption of a new Trust Instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

((INCORPORATION; REORGANIZATION))

 ((Section 11.07. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 11.07, the Trust or any Series or class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with this Section
11.07 may effect any amendment to the Trust Instrument or effect the adoption of a new Trust Instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.))

FILING OF COPIES, REFERENCES, HEADINGS

 Section 11.[06]((08)). The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A supplemental trust instrument executed by any one Trustee may be relied upon as a Supplement hereof. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like "his", "he" and "him", shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument, rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 Section 11.[07]((09)). The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a "business trust", and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

 Section 11.[08]((10)). Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated Trust Instrument. Shareholders shall have the right to vote (i) on any amendment which would affect their right to vote granted in Section 7.01 of Article VII hereof, (ii) on any amendment to this Section 11.[08]((10)), (iii) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by vote of the Shareholders of each Series affected and no vote of shareholders of a Series not affected shall be required. Notwithstanding anything else herein, any amendment to Article 10 hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

 Section 11.[09]((11)). The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 Section 11.[10]((12)). Fidelity Management & Research Company ("FMR") has consented to, and granted a non-exclusive license for, the use by any Series or by the Trust of the identifying word "Fidelity" or "Spartan" in the name of any Series or of the Trust. Such consent is subject to revocation by FMR in its discretion, if FMR or subsidiary or affiliate thereof is not employed as the investment adviser of each Series of the Trust. As between the Trust and FMR, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity" or "Spartan." FMR may, from time to time, use the identifying word "Fidelity" or "Spartan" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations or businesses which it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" or "Spartan" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW

 Section 11.[11]((13)). The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

  [SIGNATURE LINES OMITTED]

Exhibit 2


[BRACKETED] LANGUAGE WILL BE DELETED
((UNDERLINED)) LANGUAGE WILL BE ADDED

((FORM OF))
MANAGEMENT CONTRACT
between
FIDELITY MONEY MARKET TRUST((:))
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO and
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT(( AMENDED AND RESTATED as of))[ made] this [29th]((___)) day of [December 1994]((_________)), by and between Fidelity Money Market Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Retirement Government Money Market Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 29, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on __________.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser undertakes [(i) to furnish, either itself or through an affiliated or non-affiliated company, shareholder and dividend disbursing services and portfolio and general accounting record maintenance, and (ii) ]to pay all expenses involved in the operation of the Portfolio, except ((the following, which shall be paid by the
Portfolio: (i) ))taxes[,]((; (ii))) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser[,]((; (iii))) brokerage fees and commissions[,]((; (iv) interest expenses with respect to borrowings by the Portfolio;))[and](((v))) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation[s which](( that)) the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto[, which expenses shall be paid by the Portfolio]((; and (vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio)). It is understood that ((service ))charges billed directly to shareholders of the Portfolio((,)) including charges for [sub-accounting]((exchanges, redemptions, or other)) services, shall not be payable by the Adviser((, but may be received and retained by the Adviser or its affiliates)).

  (((d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly [advisory and service fee]((management fee, payable monthly as soon as practicable after the last day of each month,)) at the annual rate of [42/100 of 1%]((.42%)) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust Instrument) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

  In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument)).

 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May [31, 1995]((____)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument ((or other organizational documents ))and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Trust Instrument ((or other organizational document ))are separate and distinct from those of any and all other Portfolios.

 7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding ((voting
))securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange ]Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

Exhibit 3


[BRACKETED] LANGUAGE WILL BE DELETED
((UNDERLINED)) LANGUAGE WILL BE ADDED

((FORM OF))
MANAGEMENT CONTRACT
between
FIDELITY MONEY MARKET TRUST((:))
RETIREMENT MONEY MARKET PORTFOLIO
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT(( AMENDED AND RESTATED as of))[ made] this [29th]((___)) day of [December 1994]((_________)), by and between Fidelity Money Market Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Retirement Money Market Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below)).

 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 29, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on __________.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser undertakes [(i) to furnish, either itself or through an affiliated or non-affiliated company, shareholder and dividend disbursing services and portfolio and general accounting record maintenance, and (ii) ]to pay all expenses involved in the operation of the Portfolio, except ((the following, which shall be paid by the
Portfolio: (i) ))taxes[,]((; (ii))) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser[,]((; (iii))) brokerage fees and commissions[,]((; (iv) interest expenses with respect to borrowings by the Portfolio;)) [and](((v))) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation[s which](( that)) the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto[, which expenses shall be paid by the Portfolio]((; and (vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio)). It is understood that ((service ))charges billed directly to shareholders of the Portfolio((,)) including charges for [sub-accounting]((exchanges, redemptions, or other)) services, shall not be payable by the Adviser((, but may be received and retained by the Adviser or its affiliates)).

  (((d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly [advisory and service fee]((management fee, payable monthly as soon as practicable after the last day of each month,)) at the annual rate of [42/100 of 1%]((.42%)) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust Instrument) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

  In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument)).

 5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May [31, 1995]((____)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent, [such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument ((or other organizational documents)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Trust Instrument ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding ((voting
))securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange ]Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]


EXHIBIT 4
[TO BE UPDATED]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT OBJECTIVE AND FUND  FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                    (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                        TO FMR (C)

TAXABLE MONEY MARKET (d)

Select Money Market             2/28/99              950.0               0.20

Domestic Portfolio (x)

 Class I                        3/31/99              1,431.2             0.20

 Class II                       3/31/99              143.5               0.20

 Class III                      3/31/99              225.8               0.20

Government Portfolio (x)

 Class I                        3/31/99              4,060.8             0.20

 Class II                       3/31/99              268.2               0.20

 Class III                      3/31/99              693.5               0.20

Money Market Portfolio (x)

 Class I                        3/31/99             $ 11,841.0           0.20%

 Class II                       3/31/99              132.7               0.20

 Class III                      3/31/99              629.9               0.20

Treasury Portfolio (x)

 Class I                        3/31/99              4,415.8             0.20

 Class II                       3/31/99              374.6               0.20

 Class III                      3/31/99              3,636.7             0.20

Treasury Only Portfolio (x)

 Class I                        3/31/99              952.1               0.20

 Class II                       3/31/99              40.9                0.20

 Class III                      3/31/99              112.2               0.20

Spartan Money Market            4/30/99              9,456.6             0.45

Spartan U.S. Government Money   4/30/99              831.4               0.45
Market

Spartan U.S. Treasury Money     4/30/99              2,055.0             0.45
Market

The North Carolina Capital
Management Trust:

  Cash Portfolio                6/30/99             $ 2,935.5            0.32

Daily Income Trust              8/31/99              2,734.6             0.31

Retirement Government Money     8/31/99              3,860.7             0.42
Market

Retirement Money Market         8/31/99              9,240.9             0.42

Prime (x)

  Daily Money Class             10/31/99             3,860.4             0.25

  Capital Reserves Class        10/31/99             2,736.2             0.25

Treasury (x)

  Daily Money Class             10/31/99             1,309.2             0.25

  Capital Reserves Class        10/31/99             790.9               0.25

  Advisor B Class               10/31/99             91.3                0.25

  Advisor C Class               10/31/99             34.2                0.25

Cash Reserves                   11/30/99             34,821.6            0.18

U.S. Government Reserves        11/30/99             1,502.6             0.17

VIP: Money Market               12/31/99             1,771.0             0.18


(a) All fund data are as of the fiscal year end noted in the chart.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity
Investments Money Manangement Inc., with respect to each fund.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY MONEY MARKET TRUST: RETIREMENT GOVERNMENT MONEY MARKET
PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST: RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 10:00 A.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                            cusip# 316191709/fund# 631

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the funds.

3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Trust Instrument.

4.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    fundamental investment
    limitation concerning
    diversification.

6.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental investment
    limitation concerning
    underwriting.

7.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental investment
    limitation concerning
    concentration.



RGM-PXC-0700                               cusip# 316191709/fund# 631

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY MONEY MARKET TRUST: RETIREMENT GOVERNMENT MONEY MARKET
PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 10:00 A.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                                       (630, 631 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees    [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
    (01) Ralph F. Cox, (02)       contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the funds.

3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Trust Instrument.

4.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    fundamental investment
    limitation concerning
    diversification.

6.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental investment
    limitation concerning
    underwriting.

7.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental investment
    limitation concerning
    concentration.

RMM/RGM-PXC-0700                         cusip# 316191600/fund# 630 H
                                         cusip# 316191709/fund# 631 H

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY MONEY MARKET TRUST: RETIREMENT MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST: RETIREMENT MONEY MARKET PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 10:00 A.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                          cusip# 316191600/fund# 630

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees   [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the funds.

3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Trust Instrument.

4.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    fundamental investment
    limitation concerning
    diversification.

6.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental investment
    limitation concerning
    underwriting.

7.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental investment
    limitation concerning
    concentration.



RMM-PXC-0700                              cusip# 316191600/fund# 630

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY MONEY MARKET TRUST: RETIREMENT MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MONEY MARKET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 10:00 A.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                                        (630, 631 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees    [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
    (01) Ralph F. Cox, (02)       contrary below).
    Phyllis Burke Davis, (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Ned C.
    Lautenbach, (07) Peter S.
    Lynch, (08) William O.
    McCoy, (09) Gerald C.
    McDonough, (10) Marvin L.
    Mann, (11) Robert C. Pozen,
    (12) Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the funds.

3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Trust Instrument.

4.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    fundamental investment
    limitation concerning
    diversification.

6.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    fundamental investment
    limitation concerning
    underwriting.

7.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental investment
    limitation concerning
    concentration.

RMM/RGM-PXC-0700                          cusip# 316191600/fund# 630 H
                                          cusip# 316191709/fund# 631 H